Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-K


              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                December 30, 2005
                                -----------------


                               DIALOG GROUP, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                        Commission File Number 000-30294
                                               ---------


Delaware                                                              87-0394290
--------------------------------                             -------------------
(State or other jurisdiction of                                (I.R.S.  Employer
incorporation or organization )                              Identification No.)


            Twelfth Floor, 257 Park Avenue South, New York, NY 10010
            --------------------------------------------------------
                    (Address of Principal Executive Offices)


                                  212-254-1917
              ----------------------------------------------------
              (Registrant's Telephone number, including area code)

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      Please see Item 2.01 for a description of the Agreements concerning the disposition of AdValiant, Inc., an Ontario Corporation.

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01 - COMPLETION OF DISPOSITION OF ASSETS

      As of June 30, 2005, Dialog Group, Inc., the Registrant, and its wholly owned subsidiary, AdValiant Acquisition Corp entered into an Agreement for Merger with AdValiant, Inc., an Ontario corporation, AdValiant USA, Inc. a Delaware corporation, and their shareholders, Empire Media, Inc., a Delaware corporation, and Matt Wise and Jivan Manhas, two Canadian citizens.

      Integration of the companies proved to be a greater challenge than anticipated. As a result the parties agreed to reverse the acquisition.

      In order to accomplish the dissolution of the merger, AdValiant USA, Inc. sold all of the Class A voting shares of AdValiant to the former AdValiant shareholders. In exchange, the shareholders agree to cancel all Exchangeable Shares (each of which entitled the holder to exchange their Exchangeable Shares for Dialog Group common stock) and their rights there under, return all their Dialog Group Preferred Voting Stock for cancellation, and pay Dialog Group a total of $242,000.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

      As a result of the transaction reported in Item 2.01, Empire Media, Inc, Matthew Wise, and Jivan Manhas have lost their voting power and should no longer be considered as among the control people of Dialog Group.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) The Financial Statements of business acquired.

    Not Applicable

(b) Pro forma financial statements.

      The required statements will be filed by amendment prior to March 15, 2006.

(c) Exhibits:

      Exhibit Number          Description of Exhibit

      10.13                   Recession Agreement dated as of December 27, 2005



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DIALOG GROUP, INC.


Date: January 3, 2006                  By: /s/ Peter DeCrescenzo
                                           -------------------------------------
                                           Peter V. DeCrescenzo, President & CEO

                                INDEX TO EXHIBITS

  Exhibit      Page
  Number       Number         Description
  ---------    --------       --------------------------------------------------

  10.13        E - 1          Rescission Agreement